UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Adjournment of a Special Meeting of Shareholders of Invesco Capital Appreciation Fund on April 7, 2021 at 2:00 p.m. Central Time.

Due to the coronavirus outbreak (COVID-19), and to support the health and well-being of the Fund’s shareholders, employees, and community, the Meeting will be conducted exclusively online via live webcast. To participate in the Meeting, shareholders will need to follow the instructions found on the proxy card and in the joint proxy statement. The Meeting will begin promptly at 2:00 p.m. Central Time. The Fund encourages you to access the Meeting prior to the start time to leave ample time for the check-in. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Fund will be able to participate in the Meeting.

The joint proxy statement was mailed on or about November 16, 2020 to shareholders of record as of the close of business on October 26, 2020 for the Fund. The purpose of the joint proxy statement is for the Fund to vote on a proposal to approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction. The joint proxy statement contains detailed information about the proposal for the Fund for which votes or voting instructions have been solicited. You can also access the joint proxy statement, common questions regarding the Fund’s proposal, and the Fund’s annual and semi-annual reports by clicking on the link below.

Invesco Capital Appreciation Fund

The Special Meeting of Shareholders which was held on January 22, 2021, and subsequently adjourned to February 19, 2021 and February 23, 2021, has been further adjourned until April 7, 2021 at 2:00 p.m. Central Time in order to solicit additional votes. The reconvened meeting will be held online via live webcast. Because the Special Meeting has been adjourned until April 7, 2021 you still have time to vote your fund’s shares.

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet

You may cast your vote online by logging onto the website listed on your proxy card.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the website.

		By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.
By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	Virtually	Please notify Invesco at (800) 952-3502 if you plan to participate in the virtual shareholder meeting.

If you have any questions...

If you have questions about your proxy statement or the voting process regarding the Adjournment of a Special Joint Meeting of Shareholders on April 7, 2021, please contact your financial consultant or call Invesco toll-free at (800) 959-4246 any business day between 7:00 a.m. and 6:00 p.m. Central Time.

If we have not received your vote after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare, Inc., may contact you to remind you to exercise your right to vote.

Proxy Information by Fund

Adjournment of a Special Meeting of Shareholders of Invesco Capital Appreciation Fund, which will be held on April 7, 2021 at 2:00 p.m. Central Time Online Via Live Webcast

Invesco Capital Appreciation Fund

1.	Please read the joint proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the joint proxy statement. (PDF)

3.	You may cast your vote by visiting the website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the website.

Additional fund materials:

•	Annual Report

•	Semi-annual Report

QUESTIONS & ANSWERS FOR:

INVESCO CAPITAL APPRECIATION FUND

We encourage you to read the joint proxy statement in full; however, the following sets forth some typical questions that shareholders may have regarding the joint proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the 14-digit control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the 14-digit control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your joint proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the joint proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To approve changing the Fund’s sub-classification from “diversified” to “non- diversified” and approve the elimination of a related fundamental investment restriction.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the Proposal. The asset classes in which the Fund invests have experienced changes that have made it difficult for the Fund to pursue its existing investment strategies while maintaining its diversification status under applicable securities laws and regulations. The Fund’s portfolio managers believe that the proposed change will allow the Fund to better implement its investment strategies and remain compliant with the limits of the applicable securities laws and regulations.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 7, 2021 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare, Inc. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on April 7, 2021 at 2:00 p.m. Central Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the joint proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Adjournment of a Special Meeting of Shareholders for Invesco Capital Appreciation Fund, taking place on April 7, 2021, Press 1.

If you have questions regarding the Special Meeting of Shareholders for Invesco V.I. Managed Volatility Fund or Invesco V.I. Value Opportunities Fund taking place on April 5, 2021, Press 2.

If you plan to attend the Adjournment of a Special Meeting of Shareholders for Invesco Capital Appreciation Fund, Press 3.

If you plan to attend the Special Meeting of Shareholders for Invesco V.I. Managed Volatility Fund or Invesco V.I. Value Opportunities Fund, Press 4.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 3	Thank you for planning to attend the upcoming Adjournment of a Special Shareholder Meeting, which is currently scheduled for 2:00 p.m. Central Time on April 7, 2021 online via live webcast.

Please press 1 then state your full name and the number of persons that will be participating the virtual meeting.

OPTION 4	Thank you for planning to attend the upcoming Special Shareholder Meeting, which is currently scheduled for 1:00 p.m. Central Time on April 5, 2021 online via live webcast.

Please press 1 then state your full name and the number of persons that will be participating in the virtual meeting.

Invesco Capital Appreciation Fund

Shareholder Name Address 1 Address 2 Address 3

VERY IMPORTANT

Reference Number:

Re: Your investment in the Invesco Capital Appreciation Fund

Dear Valued Shareholder:

We have been trying to contact you regarding an important proposal pertaining to your investment. This letter was sent because you held shares in the Invesco Capital Appreciation Fund on the record date and we have not yet received your vote.

The Proxy Statement we sent you contains important information regarding the proposal that you and other shareholders are being asked to consider.

Please call us toll-free at 1-866-963-5815 between 12:00 p.m. and 11:00 p.m. Eastern Time Monday through Friday and 12:00 p.m. to 6:00 p.m. Eastern Time Saturday. Kindly please respond as soon as possible with the Reference Number listed above. The call will take only a few moments.

You will not be asked for confidential information and your call will be recorded for your protection.

Thank you in advance for your participation. We appreciate you taking the time to vote your shares.

31846-CTA ADJ 007CFN11BD